UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) June 7, 2005 (June 1, 2005)

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

Registrant's telephone number, including area code  (212) 413-1800

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2005, our Cendant Rental Car Funding (AESOP) LLC subsidiary (“Issuer”) issued $75,000,000 aggregate principal amount of Series 2005-4 4.40% Rental Car Asset Backed Notes, Class A-1 due 2010, $475,000,000 aggregate principal amount of Series 2005-4 Floating Rate Rental Car Asset Backed Notes, Class A-2 due 2010 bearing interest at LIBOR plus 0.20% per annum and $250,000,000 aggregate principal amount of Series 2005-4 Floating Rate Rental Car Asset backed Notes, Class A-3 due 2012 bearing interest at LIBOR plus 0.28% per annum (collectively, the “Series 2005-4 Notes”) under the Series 2005-4 Supplement (“Indenture Supplement”), dated June 1, 2005 between the Issuer and The Bank of New York, as trustee and as Series 2005-4 Agent, to the Second Amended and Restated Base Indenture (“Indenture”), dated as of June 3, 2004, between the Issuer and The Bank of New York, as trustee. The Series 2005-4 Notes are secured under the Indenture primarily by vehicles, the majority of which are subject to manufacturer repurchase obligations, and other related assets. In addition, the payment of interest on, and principal of, the Series 2005-4 Notes are insured by a note guaranty insurance policy issued by Ambac Assurance Corporation. A copy of the Indenture Supplement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Certain of the initial purchasers of the Series 2005-4 Notes and the trustee, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1
Series 2005-4 Supplement dated June 1, 2005 between Cendant Rental Car Funding (AESOP) LLC and The Bank of New York, as trustee and as Series 2005-4 Agent, to the Second Amended and Restated Base Indenture dated as of June 3, 2004, between Cendant Rental Car Funding (AESOP) LLC and The Bank of New York, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
Eric J. Bock Executive Vice President, Law and Corporate Secretary

Date: June 7, 2005

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated June 7, 2005 (June 1, 2005)

EXHIBIT INDEX

10.1
Series 2005-4 Supplement dated June 1, 2005 between Cendant Rental Car Funding (AESOP) LLC and The Bank of New York, as trustee and as Series 2005-4 Agent, to the Second Amended and Restated Base Indenture dated as of June 3, 2004, between Cendant Rental Car Funding (AESOP) LLC and The Bank of New York, as trustee.